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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 2001





                       STEWART & STEVENSON SERVICES, INC.
           (Exact name of registrant as specified in its charter)




TEXAS                                    0-8493              74-1051605
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                               77008
(Address of principal executive offices)                     (Zip code)


     Registrant's telephone number, including area code: (713) 868-7700




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Item 5. OTHER EVENTS.

On October 22, 2001, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Fiscal Third Quarter Outlook.

Item 7. EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED OCTOBER 22, 2001, TITLED STEWART & STEVENSON SERVICES PROVIDES FISCAL THIRD QUARTER OUTLOOK.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                             STEWART & STEVENSON SERVICES, INC.




Date: October 22, 2001       By: /s/ John H. Doster
                                       Name:  John H. Doster
                                       Title: Senior Vice President and Chief
                                              Financial officer